Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT

FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT (this “Amendment”), dated as of February 19, 2021, among GRAY TELEVISION, INC., a Georgia corporation (the “Borrower” and, together with the Subsidiary Guarantors, the “Credit Parties”), the financial institutions party hereto (the Incremental Lenders”; which Incremental Lenders constitute each of the Lenders with an Initial Revolving Loan Commitment), the Subsidiary Guarantors, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

Each of Wells Fargo Securities, LLC, BofA Securities, Inc., Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A. and Royal Bank of Canada acted as joint lead arrangers and joint bookrunners (such Persons in such capacities, the “Lead Arrangers”) with respect to this Amendment and the transactions contemplated by this Amendment (including the 2021 Revolving Increase (as defined below) and the Maturity Extension (as defined below)).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party thereto (the “Existing Lenders”), and the Administrative Agent have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of January 2, 2019 (as previously amended, restated, supplemented or modified, the “Credit Agreement”);

WHEREAS, on the Restatement Effective Date, the Incremental Lenders that are Existing Lenders provided to the Borrower Initial Revolving Loan Commitments in an aggregate principal amount of $200,000,000.00;

WHEREAS, the Borrower hereby requests (a) an Initial Revolving Loan Commitment Increase in an aggregate principal amount of $100,000,000.00 (the “2021 Revolving Increase”), in accordance with Section 2.14 of the Credit Agreement and (b) in connection therewith, an Extension of the Initial Revolving Loan Maturity Date to January 2, 2026 (the “Maturity Extension”) in accordance with Section 2.18 of the Credit Agreement;

WHEREAS, subject to the terms and conditions set forth herein, the Incremental Lenders party hereto (including, if applicable, each financial institution identified on the signature pages hereto that is becoming a Lender pursuant to this Amendment, each, a “New Lender”) have severally agreed to provide a portion of the Initial Revolving Loan Commitments in connection with the 2021 Revolving Increase and severally agreed to the Maturity Extension;

WHEREAS, the Credit Parties have requested, and subject to the terms and conditions set forth herein, the Administrative Agent, the Incremental Lenders, the Issuing Bank and the Swingline Lender have agreed to amend the Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by:

(i) deleting the definitions of “Initial Revolving Loan Commitment” and “Initial Revolving Loan Maturity Date” in their entireties and replacing them with the following:

““Initial Revolving Loan Commitment” shall mean (a) as to any Lender the several commitment of such Lender to fund its respective portion of the Initial Revolving Loans to, and to purchase participations in Letter of Credit Obligations and Swingline Loans for the account of, the Borrower in an amount set forth in the Register and (b) as to all Lenders, the aggregate commitments of such Lenders to make Initial Revolving Loans, and to purchase participations in Letter of Credit Obligations and Swingline Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 2.14). The aggregate Initial Revolving Loan Commitment of all the Lenders as of the First Amendment Effective Date shall be $300,000,000. The Initial Revolving Loan Commitment of each Lender as of the First Amendment Effective Date is set forth on Annex A to the First Amendment.”

““Initial Revolving Loan Maturity Date” shall mean the earlier to occur of (a) January 2, 2026, or (b) such date as payment of the Initial Revolving Loans shall be due (whether by acceleration, reduction of the Initial Revolving Loan Commitment to zero or otherwise).”

(ii) deleting the last sentence of the definition of “LIBOR” and replacing it with the following:

“Notwithstanding the foregoing, (x) in no event shall LIBOR (including any Benchmark Replacement with respect thereto) be less than 0% and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 10.6(b), in the event that a Benchmark Replacement with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Replacement.”

(b) Section 1.1 of the Credit Agreement is amended by inserting the following new definitions, each in its respective proper alphabetical order:

““First Amendment” means that certain First Amendment to Credit Agreement and Incremental Amendment dated as of the First Amendment Effective Date by and among the Borrower, the other Credit Parties, the Lenders party thereto and the Administrative Agent.”

““First Amendment Effective Date” means February 19, 2021.”

(c) Section 1.12 of the Credit Agreement is hereby amended by adding the following new sentences to the end of such Section:

“In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 10.6(b), such Section 10.6(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower in advance, pursuant to Section 10.6(b), of any change to the reference rate upon which the interest rate on LIBOR Advances and Base Rate Advances (when determined by reference to clause (c) of the definition of Base Rate) is based. However, the

Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the administration of, submission of, calculation of or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative, comparable or successor rate thereto, or replacement rate thereof (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 10.6(b), will be similar to, or produce the same value or economic equivalence of, LIBOR or any other Benchmark, or have the same volume or liquidity as did the London interbank offered rate or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.

(d) Article X of the Credit Agreement is amended by adding the following new Section 10.6 thereto:

“Section 10.6 Benchmark Adjustments.

(a) Applicability. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the terms and provisions of this Section 10.6 shall only be applicable to the Initial Revolving Loan Commitments and Initial Revolving Loans and shall not apply to any other Class of Loans, Advances or Commitments and references in this Section 10.6 to “Lenders” shall refer only to those Lenders holding Initial Revolving Loan Commitments and/or Initial Revolving Loans.

(b) Benchmark Replacement Setting.

(i) Benchmark Replacement.

(A) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 10.6(b)(i)) if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Initial Revolving Lenders.

(B)Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (B) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion.

(ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 10.6(b)(iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 10.6(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 10.6(b).

(iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of, conversion to or continuation of LIBOR Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Advances. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

(vi) Certain Defined Terms. As used in this Section 10.6(b):

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (b) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 10.6(b)(iv).

“Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 10.6(b)(i).

“Benchmark Replacement” means, for any Available Tenor,

(a) with respect to any Benchmark Transition Event or Early Opt-in Election, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment;

(2) the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment; provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to such Benchmark Replacement Date that the Borrower has a Hedge Agreement in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (a)(1) for such Benchmark Transition Event or Early Opt-in Election, as applicable;

(3) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; or

(b) with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment;

provided that, (i) in the case of clause (a)(1), if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition and (ii) in the case of clause (a)(1) or clause (b) of this definition, the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (a)(1), (a)(2) or (a)(3) or clause (b) of this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1) for purposes of clauses (a)(1) and (a)(2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

(a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement;

(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark;

(2) for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities; and

(3) for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of USD LIBOR with a SOFR-based rate;

provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance with Section 10.6(b)(i) will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;

(c) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the Administrative Agent has provided the Term SOFR Notice to the Lenders and the Borrower pursuant to Section 10.6(b)(i)(B); or

(d) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Initial Revolving Lenders.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.6(b) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.6(b).

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:

(a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.6(b) with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term SOFR.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USD LIBOR” means the London interbank offered rate for Dollars.

(c) Amendments. Notwithstanding anything to the contrary in Section 11.12, the Administrative Agent (together with, if applicable, the Borrower) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents, in each case applicable only to the Loans, Advances and Commitments referred to in Section 10.6(a), in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 10.6(b) in accordance with the terms of Section 10.6(b).”

SECTION 2. Commitment Amount Increase.

(a) Each Incremental Lender severally agrees that its respective Initial Revolving Loan Commitment as of the First Amendment Effective Date shall be as set forth opposite such Incremental Lender’s name on Annex A hereto (such Initial Revolving Loan Commitment on Annex A as to each Incremental Lender, its “New Revolving Loan Commitment”).

(b) With respect to the 2021 Revolving Increase, as of the First Amendment Effective Date and after giving effect to this Amendment, (i) the 2021 Revolving Increase shall constitute part of, and shall be added to, the Initial Revolving Loan Commitment and shall be subject to the terms thereof (including, without limitation, interest rate, fees, repayments, prepayments and maturity, but for the avoidance of doubt, the Revolving Commitment Fee on the portion of the Initial Revolving Loan Commitment attributable to the 2021 Revolving Increase shall accrue from the First Amendment Effective Date, and not from the Restatement Effective Date), (ii) there shall be an automatic adjustment to the Initial Revolving Loan Commitment Ratios in respect of the Initial Revolving Loan Commitment of each Existing Lender with an Initial Revolving Loan Commitment after giving effect to the 2021 Revolving Increase, (iii) the Administrative Agent shall reallocate the Initial Revolving Loans and other participation interests in Letter of Credit Obligations and Swingline Loans in accordance with the updated Initial Revolving Loan Commitment Ratios as of the First Amendment Effective Date (and the Incremental Lenders agree, as applicable, to fund Initial Revolving Loans on the First Amendment Effective Date and make such adjustments necessary to effect such reallocation) and (iv) the Borrower agrees to pay any amount required to be paid pursuant to Section 2.9 of the Credit Agreement in connection with any such reallocation.

(c) The parties hereto hereby agree that (i) the 2021 Revolving Increase is being made pursuant to Section 2.14 of the Credit Agreement, (ii) the Maturity Extension is being made pursuant to Section 2.18 of the Credit Agreement, (iii) this Amendment constitutes a request for an Initial Revolving Loan Commitment Increase pursuant to Section 2.14(a) of the Credit Agreement and an Extension Offer pursuant to Section 2.18 of the Credit Agreement and the parties hereto hereby waive any prior notice required by such sections (including, without limitation, Section 2.14(b) and Section 2.18(d) thereof) and (iv) this Amendment shall be deemed to be an “Incremental Increase Amendment” in accordance with Section 2.14(d) of the Credit Agreement and constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d) On and as of the First Amendment Effective Date, each New Lender (i) shall be deemed to be a “Lender” as defined in the Credit Agreement, as amended by this Amendment, (ii) agrees it will be bound as a “Lender” by all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents, as amended by this Amendment, (iii) agrees to perform all of the obligations that are required to be performed by it as such under the Loan Documents, as amended by this Amendment, and (iv) shall be entitled to the benefits, rights and remedies as such set forth in the Loan Documents, as amended by this Amendment.

(e) Each New Lender acknowledges that it has received a copy of the Credit Agreement and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement.

SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “First Amendment Effective Date”):

(a) the Administrative Agent’s receipt of the following, each in form and substance satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by the Credit Parties, the Incremental Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent and a Revolving Loan Note, in favor of each Lender who has requested a Revolving Loan Note at least three (3) Business Days prior to the First Amendment Effective Date), in each case, each executed by an Authorized Signatory of the signing Credit Party;

(ii) each of (A) a certificate, in form and substance satisfactory to the Administrative Agent and executed by the chief financial officer of the Borrower certifying that after giving effect to the making of any extension of credit on the First Amendment Effective Date, the Maturity Extension, the 2021 Revolving Increase and any of the other transactions contemplated hereby, the Borrower and its Subsidiaries (on a consolidated basis) will be solvent (as determined in accordance with Section 4.1(w) of the Credit Agreement) and (B) one or more certificates, each in form and substance satisfactory to the Administrative Agent and executed by an Authorized Signatory of each applicable Credit Party (including, without limitation, an incumbency certification with respect to each Authorized Signatory to this Amendment), certifying that attached thereto are true, correct and correct copies of (1) the resolutions of the Borrower and each Subsidiary Guarantor authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and each of the transactions contemplated hereby or thereby (including the 2021 Revolving Increase and the Maturity Extension), (2) the articles or certificates of formation or incorporation (or the equivalent) and the bylaws or operating agreements (or the equivalent) of the Borrower and each Subsidiary Guarantor and, which in the case of such articles or certificates of formation or incorporation (or the equivalent) shall be certified by the Secretary of State (or similar state official) for the state of incorporation, organization or formation of such Credit Party as of a date that is no earlier than 30 days prior to the First Amendment Effective Date (or such earlier date as the Administrative Agent may determine in its sole discretion)) and (3) a certificate of good standing for each Credit Party issued by the Secretary of State (or similar state official) for the state of incorporation, organization or formation of such Credit Party as of a date that is no earlier than 30 days prior to the First Amendment Effective Date (or such earlier date as the Administrative Agent may determine in its sole discretion); provided that in lieu of attaching of the documents in clause (B)(2) such certificate may contain a certification from such Authorized Signatory that there have been no changes to the such documents previously delivered to the Administrative Agent on the Restatement Effective Date;

(iii) calculations evidencing that the 2021 Revolving Increase is within the Incremental Indebtedness Limit;

(iv) legal opinions of (A) Jones Day, corporate counsel to the Borrower and its Restricted Subsidiaries and (B) such other legal opinions as may be reasonably requested by the Administrative Agent (which, in each case, shall be dated as of the First Amendment Effective Date, addressed to the Lenders and the Administrative Agent and include customary reliance by successors and/or assigns of the Administrative Agent and each Lender);

(v) Uniform Commercial Code Lien and other applicable searches with respect to each Credit Party, as requested by the Administrative Agent;

(vi) evidence that there are no Necessary Authorizations relating to the execution, delivery and performance of this Amendment and any other documents in connection therewith and the consummation of the transactions contemplated hereby and thereby (including the 2021 Revolving Increase and the Maturity Extension) which have not already been effected with, any federal, state or local regulatory authority in connection with the execution, delivery and performance of this Amendment, any other Loan Document executed in connection herewith, except for (i) the filing with the FCC of a copy of this Amendment as required by Section 73.3613 of the FCC’s regulations and (ii) the filing of appropriate Uniform Commercial Code financing statements.

(vii) projections prepared by management and any other financial information reasonably requested by the Administrative Agent; and

(viii) copies of all other documents, certificates and instruments reasonably requested by the Administrative Agent, with respect to the transactions contemplated by this Amendment;

(b) the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, all documentation and other information requested by the Administrative Agent, the Lead Arrangers or any Lender with respect to applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case that has been requested at least five (5) Business Days prior to the First Amendment Effective Date;

(c) the Borrower shall have paid:

(i) to Wells Fargo Securities, LLC for the account of the Incremental Lenders (including Wells Fargo Bank, National Association), fees in an amount separately agreed to by Wells Fargo Securities LLC and the Borrower;

(ii) all of the reasonable out-of-pocket fees and expenses of the Administrative Agent, the Lead Arrangers and their respective affiliates to the extent invoiced at least three (3) Business Days prior to the First Amendment Effective Date (or as otherwise set forth in a funds flow approved by the Borrower), including without limitation, all reasonable and invoiced fees, charges and disbursements of counsel (or directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the First Amendment Effective Date, plus such estimate of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent); and

(iii) to any other Person such amount as may be due thereto on the First Amendment Effective Date in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any document in connection with this Amendment;

(d) each of the conditions set forth in Sections 2.14 and 2.18 of the Credit Agreement shall have been satisfied or waived in accordance with the terms of the Credit Agreement;

(e) no Default or Event of Default exists immediately prior to or after giving effect to (A) the 2021 Revolving Increase or the making of any extension of credit pursuant thereto on the First Amendment Effective Date or (B) the Maturity Extension;

(f) after giving effect to the incurrence of the 2021 Revolving Increase (and assuming that such 2021 Revolving Increase is fully funded), the Borrower shall be in compliance with the Debt Incurrence Test; and

(g) all of the representations and warranties of the Borrower under the Credit Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries) shall be true and correct at such time (or to the extent related specifically to a specific prior date, as of such date) in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Materially Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), both before and after giving effect to the 2021 Revolving Increase, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties.

Without limiting the generality of the provisions of Section 9.3 and Section 9.4 of the Credit Agreement for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

All fees payable under Section 3(c)(i) above will be payable in U.S. dollars in immediately available funds, free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (with appropriate gross-up for withholding taxes). Once paid, no such fee will be refundable under any circumstances or be subject to counterclaim, setoff or otherwise affected.

SECTION 4. Reaffirmation. By its execution hereof, the Borrower and each Subsidiary Guarantor hereby expressly (a) acknowledges that the covenants, representations and warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect; (b) affirms that each of the Liens and security interests granted in or pursuant to the Loan Documents are valid and subsisting and (c) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Loan Documents and that such Liens and security interests continue as security for the “Obligations” under the Credit Agreement and the other Loan Documents.

SECTION 5. Costs and Expenses. The Credit Parties hereby reconfirm their obligations pursuant to Section 11.2 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 6. Limited Effect. Except as expressly provided herein, the Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of any Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to any of the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment.

SECTION 7. Representations and Warranties. By its execution hereof, each Credit Party hereby certifies, represents and warrants that:

(a) (i) it has the corporate or other organizational power and authority to execute, deliver and perform this Amendment (including the 2021 Revolving Increase and the Maturity Extension) and the other Loan Documents entered into in connection with this Amendment, (ii) it has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment (including the 2021 Revolving Increase and the Maturity Extension) and the other Loan Documents entered into in connection with this Amendment, (iii) this Amendment and each of the Loan Documents executed in connection herewith has been duly executed and delivered on behalf of each Credit Party party hereto or thereto and (iv) this Amendment (including the 2021 Revolving Increase and the Maturity Extension) and the other Loan Documents entered into in connection with this Amendment, each constitutes a legal, valid and binding obligation of each Credit Party party hereto or thereto, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b) each of the representations and warranties made by it (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries) in or pursuant to the Loan Documents are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Materially Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the First Amendment Effective Date as if made on and as of the First Amendment Effective Date (both before and after giving effect to the transactions contemplated hereby), except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Materially Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date; and

(c) each of the conditions set forth in Section 2.14 of the Credit Agreement with respect to an Initial Revolving Loan Commitment Increase are satisfied or waived in accordance with terms of the Credit Agreement with respect to the 2021 Revolving Increase;

(d) each of the conditions set forth in Section 2.18 of the Credit Agreement with respect to an Extension are satisfied or waived in accordance with the terms of the Credit Agreement with respect to the Maturity Extension;

(e) as of the First Amendment Effective Date, the Borrower is subject to an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation; and

(f) the 2021 Revolving Increase is being incurred under clause (b) of the definition of Incremental Indebtedness Limit.

SECTION 8. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

SECTION 9. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 11. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

SECTION 12. Nature of Agreement. This Amendment shall be an Incremental Increase Amendment, an Extension Offer and a Loan Document.

SECTION 13. New Lender Joinder. By its execution of this Amendment, each New Lender hereby acknowledges, agrees and confirms that, on and after the First Amendment Effective Date:

(a) it will be deemed to be a party to the Credit Agreement as a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender, a Lender holding an Initial Revolving Loan Commitment under the Credit Agreement as if it had executed the Credit Agreement;

(b) it will be bound by all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents;

(c) it has received a copy of the Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 6.1 or Section 6.2 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Amendment and to become a Lender and a Lender holding an Initial Revolving Loan Commitment under the Credit Agreement;

(d) it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers, any other Lender or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder;

(e) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and a Lender holding an Initial Revolving Loan Commitment; and

(f) it will provide any additional documentation (including, without limitation, any Assignment and Assumption Agreement to be executed in connection with this Amendment) to evidence its status as a Lender and a Lender holding an Initial Revolving Loan Commitment as of the First Amendment Effective Date or as required to be delivered by it pursuant to the terms of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

BORROWER:	GRAY TELEVISION, INC., as Borrower

	By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Executive Vice President & CFO

SUBSIDIARY GUARANTORS:	WVLT-TV, INC.

	By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Executive Vice President & CFO

GRAY TELEVISION LICENSEE, LLC

	By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Treasurer

GRAY MEDIA GROUP, INC.

	By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Executive Vice President & CFO

RAYCOM SPORTS NETWORK, INC.

	By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Treasurer

TUPELO HONEY RAYCOM, LLC

	By:	/s/ James C. Ryan
	Name:	James C. Ryan
	Title:	Treasurer

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Swingline Lender

	By:	/s/ Nicholas Grocholski
	Name:	Nicholas Grocholski
	Title:	Managing Director

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Nicholas Grocholski
	Name:	Nicholas Grocholski
	Title:	Managing Director

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas M. Paulk
Name:	Thomas M. Paulk
Title:	Senior Vice President

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

By:	/s/ Phillip Tancorra
Name:	Phillip Tancorra
Title:	Vice President

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Alfonse Simone
Name:	Alfonse Simone
Title:	Authorized Signatory

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Blakely Engel
Name:	Blakely Engel
Title:	Vice President

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Stephanie Herndon
Name:	Stephanie Herndon
Title:	Vice President

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sean Duggan
Name:	Sean Duggan
Title:	Vice President

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

CITIZENS BANK, N.A., as a Lender

By:	/s/ Charles T. Bender
Name:	Charles T. Bender
Title:	Director

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marisa Lake
Name:	Marisa Lake
Title:	Assistant Vice President

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Yen Hua
Name:	Yen Hua
Title:	Director

Gray Television, Inc.

First Amendment to Credit Agreement and Incremental Amendment

Signature Page